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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459
                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of report: October 31, 2007
                        (Date of earliest event reported)


                              LTC PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)


          Maryland                     1-11314                71-0720518
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
    of incorporation or                                     Identification No)
       organization)



                        31365 Oak Crest Drive, Suite 200
                           Westlake Village, CA 91361
                    (Address of principal executive offices)


                                 (805) 981-8655
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. -- Results of Operations and Financial Condition

On October 31, 2007, LTC Properties, Inc. announced the operating results for the third quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01. -- Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information

None.

(d) Exhibits.

99.1  Press Release issued October 31, 2007.



                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          LTC PROPERTIES, INC.



Dated:  October 31, 2007                  By: /s/  WENDY L. SIMPSON
                                              ---------------------
                                              Wendy L. Simpson
                                              CEO & President